FORM 8-K/A

                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549


                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF THE

                           SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):     May 31, 1996


                             Klamath First Bancorp,Inc.
            -------------------------------------------------------------
               (Exact name of registrant as specified in its charter)



           Oregon                     0-26556                  93-1180440
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State or other jurisdiction    Commission File Number         (I.R.S Employer
of incorporation                                           Identification No.)



540 Main Street, Klamath Falls, Oregon                                   97601
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number (including area code):      (541) 882-3444


                                   Not Applicable
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            (Former name or former address, if changed since last report)










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Item 4.           Changes in Registrant's Certifying Accountant
               ___________________________________________________

     (a) On May 21, 1996, the Registrant's Board of Directors, at the recommendation of its Audit Committee, terminated the engagement of KPMG Peat Marwick LLP, Portland, Oregon, as the Registrant's certifying accountants.

          The report of KPMG Peat Marwick LLP on the Registrant's financial statements for either of the last two fiscal years did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report of KPMG Peat Marwick LLP dated November 3, 1995 with respect to the Registrant's financial statements at September 30, 1994 and 1995 and for the three years in the period ended September 30, 1995 disclosed that the Registrant changed its method of accounting for income taxes in fiscal 1994 to adopt the provisions of Statement of Financial Accounting Standard ("SFAS") No.115, Accounting for Certain Investments in Debt and Equity Securities, and SFAS No.109, Accounting for Income Taxes, respectively.

          During the Registrant's two most recent fiscal years and subsequent interim periods preceding the date of termination of the engagement of KPMG Peat Marwick LLP, the Registrant was not in disagreement with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have caused KPMG Peat
 Marwick LLP to make reference to the subject matter of the disagreement in connection with its report.

          The required letter from KPMG Peat Marwick LLP with respect to the above statements made by the Registrant follows as Exhibit 1.

     (b) On May 21, 1996, the Registrant's Board of Directors, at the recommendation of its Audit Committee, engaged Deloitte & Touche LLP, Portland, Oregon, subject to completion by Deloitte and Touche LLP of their normal client acceptance procedures, as the Registrant's certifying accountants. The Registrant has not consulted with Deloitte & Touche LLP during its two most recent fiscal years nor during any subsequent interim period prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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          None.







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                                     Exhibit 1.
                                     -----------

KPMG Peat Marwick LLP
Suite 2000
1211 South West Fifth Avenue
Portland, OR 97204



May 29, 1996




Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accounts for Klamath First Bancorp,Inc. and, under the date of November 3, 1995, we reported on the consolidated financial statements of Klamath First Bancorp, Inc.
and subsidiaries at September 30, 1994 and 1995, and for the three years ended September 30, 1995. On May 21, 1996, our appointment as principal accountants was terminated. We have read Klamath First Bancorp, Inc.'s statements included under Item
4 of its Form 8-K dated May 21, 1996, and we agree with such statements, except that we are not in a position to agree or disagree with Klamath First Bancorp, Inc.'s statement that the change was recommended by its Audit Committee and approved by its Board of Directors.


Very truly yours,

KPMG Peat Marwick LLP
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KPMG Peat Marwick LLP












Member Firm of
Klynveld Peat Marwick Goerdeler


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                                     SIGNATURES
                                  ----------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 KLAMATH FIRST BANCORP,INC.


DATE: May 31, 1996                By:  Gerald V. Brown
                                 ------------------------------------------
                                       Gerald V. Brown
                                       President and Chief Executive Officer